SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8–K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 30, 2006

Max Re Capital Ltd.

(Exact Name of Registrant as Specified in its Charter)

Bermuda	000-33047	Not Applicable
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Max Re House, 2 Front Street, Hamilton, Bermuda	HM 11
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (441) 296-8800

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On May 31, 2006, the Registrant issued a news release announcing financial results for the three months ended March 31, 2006. A copy of the news release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

In accordance with general instruction B.2 to Form 8-K, the information set forth in this Item 2.02 (including Exhibit 99.1) shall be deemed “furnished” and not “filed” with the Securities and Exchange Commission for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, and shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended.

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

On May 30, 2006, the Registrant issued a news release announcing that its Audit and Risk Management Committee had concluded its previously announced internal investigation. A copy of the news release is attached hereto as Exhibit 99.2 and is incorporated by reference herein.

The internal investigation was initiated to consider whether three finite risk retrocessional contracts were properly accounted for by the Registrant, principally with respect to whether they contained sufficient risk transfer to meet the requirements of Financial Accounting Standard No. 113. The internal review supported the Registrant’s original determination that the three contracts in question contained sufficient risk transfer to meet the requirements of Financial Accounting Standard No. 113 to be accounted for as reinsurance.

However, the review caused the Registrant to re-evaluate other accounting aspects relating to these three contracts. This re-evaluation led the Registrant to conclude on May 30, 2006 that a restatement of its audited financial statements for the years ended December 31, 2005, 2004, 2003, 2002 and 2001 is warranted. The Registrant’s previously issued financial statements for these periods should no longer be relied upon. Management is currently evaluating the impact of the restatement on its report on internal controls over financial reporting as at December 31, 2005.

The Registrant and its Audit and Risk Management Committee have discussed the decision to restate with the Registrant’s independent auditors.

(c) Exhibits

99.1	News Release of Max Re Capital Ltd., dated May 31, 2006.

99.2	News Release of Max Re Capital Ltd., dated May 30, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Max Re Capital Ltd. (Registrant)

Date: June 2, 2006	/s/ Robert J. Cooney
	Name:	Robert J. Cooney
	Title:	Chairman, President and Chief Executive Officer

Exhibit Index

Exhibit No.	Description
99.1	News Release of Max Re Capital Ltd., dated May 31, 2006.

99.2	News Release of Max Re Capital Ltd., dated May 30, 2006.